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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 12, 2004

                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)

           INDIANA                    333-06489                43-1664986
           INDIANA                                             35-2100872
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)         Identification No.)

                         301 FREMONT STREET, 12TH FLOOR
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 388-2224

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 12, 2004, Barden Colorado Gaming, LLC ("Barden Colorado"), a
Colorado limited liability company and an indirect wholly-owned subsidiary of The Majestic Star Casino, LLC (the "Registrant"), entered into an Asset Purchase
Agreement (the "Purchase Agreement") with Legends Gaming, LLC, a Delaware limited liability company ("Legends Gaming"). Pursuant to the Purchase
Agreement, Barden Colorado has agreed to sell substantially all of its assets to Legends Gaming and Legends Gaming has agreed to assume certain specified liabilities. The assets and properties to be sold pursuant to the Purchase
Agreement consist of the business, assets and properties of the Fitzgeralds-brand casino located in Black Hawk, Colorado (the "Casino"). The
Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

            Pursuant to the Purchase Agreement, the aggregate purchase price for the Casino is sixty-six million dollars ($66,000,000), subject to adjustment for certain changes in Net Current Assets (as defined in the Purchase Agreement) and the funding of capital expenditures. Concurrently, with execution of the Purchase Agreement, Legends Gaming deposited $2,000,000 of earnest money into escrow. Closing will occur following receipt of licensure and other regulatory approvals by Legends Gaming which is anticipated to occur within six to nine months.

            On July 12, 2004, the Registrant issued a press release announcing that it has entered into the Purchase Agreement for the sale of the Casino. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   EXHIBITS.

                  A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such Exhibits and is incorporated herein by reference.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2004                    THE MAJESTIC STAR CASINO, LLC

                                  By: /s/ JON S. BENNETT
                                      -----------------------------------------
                                      Jon S. Bennett, Vice President and Chief
                                      Financial Officer

                                  THE MAJESTIC STAR CASINO CAPITAL CORP.

                                  By: /s/ JON S. BENNETT
                                      -----------------------------------------
                                      Jon S. Bennett, Vice President and Chief
                                      Financial Officer

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                                  EXHIBIT INDEX

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
EXHIBIT NO.                               DESCRIPTION
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
    2.1      Asset Purchase Agreement dated July 12, 2004 between Legends Gaming,
             LLC and Barden Colorado Gaming, LLC

   99.1      Press Release issued July 12, 2004